Second Quarter 2010 Investor Presentation August 10, 2010

Forward Looking Statement
Certain comments made in the course of this presentation by People's United Financial are forward-looking in nature.
These include all statements about People's United Financial's operating results or financial position for periods ending or on dates occurring after June 30, 2010 and usually use words such as "expect", "anticipate", "believe", and similar expressions.  These comments represent management's current beliefs, based upon information available to it at the time the statements are made, with regard to the matters addressed.
All forward-looking statements are subject to risks and uncertainties that could cause People's United Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6)
residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; (10) the successful integration of acquired companies; (11) success in addressing management succession issues in a timely and effective manner; and (12) possible changes in regulation resulting from or relating to recently enacted financial reform legislation.
With respect to the recently announced transactions with Smithtown Bancorp, Inc. and LSB Corporation, factors of particular importance to People’s United Financial include, but are not limited to: (1) failure of the parties to satisfy the closing conditions in either merger agreement in a timely manner or at all; (2) failure of the shareholders of Smithtown
Bancorp or LSB Corporation to approve the applicable merger agreement; (3) failure to obtain governmental approvals for one or both mergers; (4) disruptions to the parties’ businesses as a result of the announcement and pendency of one or both mergers; (5) costs or difficulties related to the integration of the businesses following one or both mergers; and
(6) the risk that the anticipated benefits, cost savings and any other savings from either transaction may not be fully realized or may take longer than expected to realize.

Corporate Overview
Snapshot, as of June 30, 2010
1842 Founded:
4,582 Employees (FTE):
>440 ATMs:
~300 Branches:
$15.8 billion, #26 Deposits:
$15.0 billion, #24 Loans:
$21.9 billion, #25 Assets:
$5.1 billion, #17 Market Capitalization (8/9/10)
NASDAQ (PBCT) People’s United Financial, Inc.

VERMONT
NEW HAMPSHIRE
MASSACHUSETTS
RHODE ISLAND
CONNECTICUT
New York
Boston
Burlington
Plattsburgh
Montpelier
Swanton
St Albans
Newport
Colebrook
Berlin
Rangeley
Kingfield
Skowhegan
Waterville
Augusta
Hampden
Belfast
Camden
Rockland
Auburn
Lisbon
Brunswick
Portland
Biddeford
Wells Beach
Portsmouth
Dover
Concord
Manchester
Nashua
Lowell
Lawrence
Boxford
Lynn
Salem
Fitchburg
Keene
Lebanon
Rutland
Middlebury
Albany
Troy
Pittsfield
Springfield
Worcester
Enfield
Woonsocket
Providence
Dedham
Brockton
Plymouth
Taunton
Bristol
New Bedford
Barnstable
Chatham
Truro
North Eastham
Wellfleet
Vineyard Haven
Westport
Norwich
Meriden
Waterbury
Danbury
Hyde Park
Stamford
Southold
Montauk
Hampton Bays
East Quogue
Brentwood

People's United Financial, Inc.

Diversified footprint with 333 branches
and ~$18 billion in deposits across six
states
Considerable scarcity value as only
major independent bank with presence
across Northeast
People’s United Pro Forma Footprint
0 #36 2 RiverBank
10
#36 29 Bank of Smithtown
2 #56 6 RiverBank
5 #7 32 ME
7 #4 33 NH *
9 #15
29
MA *
11 #35 34 NY *
14 #1 46 VT
30 #1 63 Fairfield, CT
54 #3 160 CT
% of
Deposits
Market
Share Branches
PBCT SMTB LSBX De Novo Branches
* Pending transaction completion

Investment Thesis
Prudently turning book value into earnings per share growth
Organic loan & deposit growth including select de novo activity
Well priced acquisitions
Improving integration efficiency
Share repurchases
Committed to a strong dividend during capital deployment phase
Significantly more asset sensitive than peers
Multi-year de-leveraging process and tougher regulatory environment are encouraging consolidation
People’s United is focused on increasing shareholder value

0.58
0.24
-2.00
-1.50
-1.00
-0.50
0.00
0.50
1.00
1.50
2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
PBCT Peers
3.68
3.33
4.16
2.50
3.00
3.50
4.00
4.50
2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
PBCT Peers PBCT Core
1.30
2.01
0.46
1.13
2.58
1.84
4.67
3.20
0.00
1.00
2.00
3.00
4.00
5.00
6.00
NPAs /
Assets
NPAs /
Loans + REO
NCOs /
Loans
Allowance /
Loans
PBCT Peers
Peer Comparison
As of June 30, 2010
On most important measures, People’s United remains stronger than peers
Net Interest Margin **
Return on Average Assets *
Tangible Equity / Tangible Assets
Asset Quality
* For People’s United, Return on Average Assets reflects Operating Net Income/Average Assets annualized
Peers reflect ROAA before extraordinary items according to SNL
** PBCT Core excludes excess capital
18.0
7.3
0.00
5.00
10.00
15.00
20.00
PBCT Peers

Average Earning Asset Mix
2Q 09
Home
Equity
13%
Securities &
Investments
20%
Commercial
Banking
51%
Residential
Mortgage
16%
2Q 10
Securities &
Investments
19%
Home
Equity
12%
Commercial
Banking
56%
Residential
Mortgage
13%
We remain focused on growing core commercial and consumer lending, while excess capital is safely held in liquid investments
$10,573
$2,537
$2,209
$3,630
$9,330
$2,989
$2,276
$3,615

Average Funding Mix
Our assets are funded nearly entirely with deposits and equity
2Q 09
Interest-
bearing
Deposits
56%
Demand
Deposits
15%
Stockholders’
Equity
25%
2Q 10
Interest-
bearing
Deposits
57%
Stockholders’
Equity
25%
Demand
Deposits
15%
Sub-debt /
Other
3%
$710
Sub-debt /
Other
4%
$711
Cost of Deposits = 0.74% Cost of Deposits = 1.26%
$3,357
$5,458
$12,347
$5,162
$3,192
$11, 694

Commercial & Equipment Financing
Historical Credit Performance
NPLs * (%)
NCOs (%)
Commentary
•
Portfolio remains well diversified
•
Continue to see growth in core
middle market segment
•
Core portfolio is self-originated,
with rigorous underwriting
and
ongoing
credit administration
•
Equipment Financing
focused on
mission critical equipment
with good resale values
1.54
1.29
2.06
2.55
0.00
0.50
1.00
1.50
2.00
2.50
3.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010
PBCT Peer Group Mean Top 50 Banks
0.92
0.15
1.40
1.97
0.00
0.50
1.00
1.50
2.00
2.50
3.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010
PBCT Peer Group Mean Top 50 Banks
* For People’s United, excludes acquired non-performing loans

Commercial Real Estate Loans
Historical Credit Performance
Commentary
•
CRE portfolio totals $5.5BN
•
All CRE loans are underwritten
on a cash flow basis
•
Portfolio is well diversified
•
Loss content is limited
•
Strong CRE portfolio growth
opportunities continue to exist
NPLs * (%)
NCOs (%)
1.23
1.21
3.29
4.03
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
4.00
4.50
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010
PBCT Peer Group Mean Top 50 Banks
0.35
0.43
1.08
1.37
0.00
0.25
0.50
0.75
1.00
1.25
1.50
1.75
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010
PBCT Peer Group Mean Top 50 Banks
* For People’s United, excludes acquired non-performing loans

Retail & Small Business
Relationship and service focus translates to low deposit rates
Have begun originating first mortgages for portfolio (selling 30 year fixed mortgages)
Highly developed retail model in southern New England
#1 deposit market share in Fairfield County
Multiple products and cross selling – 4.6 products per customer
Continue to enhance retail model in northern New England
Increase penetration from 3.0 products per customer
Invested in licensing, product and sales training
Westchester, NY expansion over the past 2 years now represents 5 branches and ~$330 million of deposits
Will open two branches in downtown Boston before year end 2010
Deposit pricing discipline and high-quality consumer lending expansion will allow a continued focus on margin management

Residential Loans
Historical Credit Performance
NPLs * (%)
NCOs (%)
Commentary
•
Resolution of NPLs is limited
by a much slower foreclosure
process
•
Low LTV at origination
•
83% of NPLs have LTVs < 90%;
should insure continued low
loss content
•
Given attractive spreads, we
began portfolioing some
residential mortgages this
quarter
3.40
2.70
3.01
3.45
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
4.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010
PBCT Peer Group Mean Top 50 Banks
0.07
0.01
1.07
1.90
0.00
0.50
1.00
1.50
2.00
2.50
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010
PBCT Peer Group Mean Top 50 Banks
* For People’s United, excludes acquired non-performing loans

Home Equity
Historical Credit Performance
Commentary NPLs * (%)
NCOs (%)
0.03
0.17
1.37
1.93
0.00
0.50
1.00
1.50
2.00
2.50
3.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010
PBCT Peer Group Mean Top 50 Banks
•
As of Q2 2010, Home Equity
loans stood at $2.0BN, flat from
Q1 2010 levels
•
Q2 2010 utilization rate was
48.2%, flat with Q1 2010 and Q4
2009
•
Asset quality remains high, as
measured by low NPLs and
NCOs
•
Home Equity remains an
important part of our retail
relationships
0.44
0.35
0.91
1.33
0.00
0.50
1.00
1.50
2.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010
PBCT Peer Group Mean Top 50 Banks
* For People’s United, excludes acquired non-performing loans

Wealth Management
Delivering discount brokerage, full service brokerage, registered investment advisory, life insurance and long-term care services through one consolidated sales force
Discount brokerage is a core competency and has attracted over $1 billion in assets
Brokerage (discount and full-service) enhance PBCT deposit
household profitability and retention
We are committed to the RIA model growing fee-based business as opposed to competitors who are solely focused on up-front commission
Life insurance sales up 60% YTD through July
New opportunities: enhancing wealth management offering within
Northern New England franchise, further penetrating the commercial insurance market
Assets managed and administered totaled $16.4 billion
What makes PBCT Wealth Management
different from other bank models?

Initiatives
Growing
into our capital base via high value activities
February 2010 Converted Southern NE Franchise to new core system
2Q10 Repurchased $52MM in stock
July 2010 Negotiated leases on 2 downtown Boston branches
July 2010 Re-branded legacy Chittenden franchises to People’s United name
July 2010 Converted Northern NE franchise to new core system
Announced
July 2010
Acquired Smithtown Bancorp (Bank of Smithtown)
~$2.4BN assets Long Island commercial bank
Announced
July 2010
Acquired LSB Corp (RiverBank)
~$800MM assets Greater Boston commercial bank
Closed
April 2010
Acquired Butler Bank
~$250MM
assets Greater Boston commercial bank
Closed
February  2010
Acquired Financial Federal –
~$1.5BN assets national equipment finance company

7 30
Branches
797 2,307
Assets ($MM)
543 1,978
Loans ($MM)
493 1,824
Deposits ($MM)
10 42
ATMs
LSB Corp. * Smithtown Bancorp *
Largest commercial bank
headquartered on Long Island, NY
operating as Bank of Smithtown
High quality branch network
Commercial bank headquartered in
North Andover, MA
operating as RiverBank
Operates in attractive markets
north of Boston
Description
Pending Acquisitions - Business Profiles
* Financial data as of June 30, 2010

Pending Acquisitions - Strategic Rationale
Expansion into densely populated, contiguous markets
Expansion into attractive Long Island market
Increases presence in Boston area
Continuing to build the premier regional bank in the Northeast
Provides platforms for increased market share in new markets
Significant opportunity to lower deposit costs to PBCT levels
Leverages excess capital
Exceeds financial hurdles
>15% IRR
Significant operating EPS accretion in year 1

Pending Acquisitions - Pro Forma Impact
>15% >15% Internal rate of return
~$0.10 ~$0.01 ~$0.09
2011 operating EPS
accretion
***
~$9.65 $10.14
Tangible book value per
share
30
1.8
2.0
2.3
SMTB*
~15.0% 18.0%
Tangible common equity
ratio
7
0.5
0.5
0.8
LSBX*
333 296 Branches
25.1 21.9 Assets ($Bn)
18.3 15.8 Deposits ($Bn)
17.6 15.2 Loans ($Bn)
PBCT Pro Forma
**
* Financial data as of June 30, 2010
** Pro forma for purchase accounting adjustments.  Assumes stock issued in SMTB transaction is repurchased
*** Excludes one-time merger related expenses

Appendix

Appendix
Management Committee
Brian Dreyer
Robert D’Amore
Paul Burner
David Bodor
Jack Barnes
People’s United Bank,
FirstConstitution Bank, Bank of Boston
30+ 19
Senior Executive
Vice President &
Head of Commercial
Banking
People’s United Bank 27 27
Senior Executive
Vice President &
Head of Retail &
Small Business
People’s United Bank,
CFO of Citibank North America, Citigroup
30+ 2
Senior Executive
Vice President &
Chief Financial
Officer
People’s United Bank, CenterBank,
Bank of Boston
35+ 13
Executive Vice
President & Chief
Credit Officer
People’s United Bank (SEVP, CAO), Chittenden
Bank, FDIC
30+ 27 President & CEO
Professional
Experience
Years in
Banking
Years with
Organization Position Name

Appendix
Management Committee
Robert
Trautmann
Chantal Simon
Louise Sandberg
David Norton
People’s United Bank,
Tyler Cooper and Alcorn
20 16
Senior Executive
Vice President &
General Counsel
People’s United Bank,
Chief Risk Officer Merrill Lynch Bank,
Lazard Freres & Co.
20+ 1
Senior Executive
Vice President &
Chief Risk Officer
People’s United Bank, Chittenden Bank 33 33
Senior Executive
Vice President &
Head of Wealth
Management
People’s United Bank,
The New York Times,
Starwood Hotels, PepsiCo
1 1
Senior Executive
Vice President &
Chief Human
Resources Officer
Professional
Experience
Years in
Banking
Years with
Organization Position Name

Appendix
Peer Group
Company Name Ticker State
1 Associated Banc-Corp ASBC WI
2 Astoria Financial Corporation AF NY
3 BOK Financial Corporation BOKF OK
4 City National Corporation CYN CA
5 Comerica Incorporated CMA TX
6 Commerce Bancshares, Inc. CBSH MO
7 Cullen/Frost Bankers, Inc. CFR TX
8 First Horizon National Corporation FHN TN
9 Flagstar Bancorp, Inc. FBC MI
10 Fulton Financial Corporation FULT PA
11 Hudson City Bancorp, Inc. HCBK NJ
12 M&T Bank Corporation MTB NY
13 Marshall & Ilsley Corporation MI WI
14 New York Community Bancorp, Inc. NYB NY
15 Synovus Financial Corp. SNV GA
16 TCF Financial Corporation TCB MN
17 Valley National Bancorp VLY NJ
18 Webster Financial Corporation WBS CT
19 Zions Bancorporation ZION UT

For more information, investors may contact: Peter Goulding, CFA peter.goulding@peoples.com (203) 338-6799